Exhibit 99.2

Investor Conference Call to Discuss: Acquisition of CompAir Holdings Limited Second Quarter, 2008 Earnings July 24, 2008 Exhibit 99.2

Safe Harbor Disclosure All of the statements made by Gardner Denver in this presentation or made orally in connection with it, other than historical facts, are forward-looking statements. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. The words "anticipate," "preliminary," "expect," "believe," "intent," "plan to," "will," "foresee," "project," "forecast," and similar expressions identify forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for these forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that forward-looking statements are subject to known and unknown risks, uncertainties, and other factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. These known and unknown risks, uncertainties, and other factors could cause actual results to differ materially from those matters expressed in, anticipated by or implied by such forward-looking statements. These risks and factors include, but are not limited to: (1) the Company's exposure to economic downturns and market cycles, particularly the level of oil and natural gas prices and oil and natural gas drilling and production, which affect demand for the Company's petroleum products, and industrial production and manufacturing capacity utilization rates, which affect demand for the Company's compressor and vacuum products; (2) the risks associated with intense competition in the Company's market segments, particularly the pricing of the Company's products; (3) the risks of large or rapid increases in raw material costs or substantial decreases in their availability, and the Company's dependence on particular suppliers, particularly iron casting and other metal suppliers; (4) the occurrence of any event, change or other circumstance that would result in the termination or delay of the proposed CompAir Holdings Limited ("CompAir") acquisition; (5) the inability to complete the proposed acquisition due to the failure of the Company or CompAir to satisfy any of the conditions to the closing of the acquisition, including the failure to obtain necessary regulatory approvals; (6) the risks that the CompAir acquisition disrupts the plans and operations of the Company, CompAir, or both and the potential difficulties of employee retention as a result of the acquisition; (7) the risks that the Company will not realize the expected financial and other benefits from the proposed acquisition of CompAir; (8) the ability to continue to identify and complete other strategic acquisitions and effectively integrate such acquired companies to achieve desired financial benefits; (9) economic, political, and other risks associated with the Company's international sales and operations, including changes in currency exchange rates (primarily between the U.S. dollar, the euro, the British pound, and the Chinese yuan); (10) the ability to attract and retain quality executive management and other key personnel; (11) the risks associated with potential product liability and warranty claims due to the nature of the Company's products; (12) the risk of regulatory noncompliance; (13) the risks associated with environmental compliance costs and liabilities; (14) the risks associated with pending asbestos and silicosis personal injury lawsuits; (15) the risk of possible future charges if the Company determines that the value of goodwill and other intangible assets, representing a significant portion of its total assets, is impaired; (16) the risk that communication or information systems failure may disrupt our business and result in financial loss and liability to our customers; (17) the risks associated with enforcing the Company's intellectual property rights and defending against potential intellectual property claims; and (18) the ability to avoid employee work stoppages and other labor difficulties. The foregoing factors should not be construed as exhaustive and should be read together with important information regarding risks and factors that may affect the Company's future performance set forth in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2007 and other public reports filed with the Securities and Exchange Commission. These statements reflect the current views and assumptions of management with respect to future events. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future. The inclusion of any statement in this presentation does not constitute admission by the Company or any other person that the events or circumstances described in such statement are material.

Agenda 1 CompAir Business Overview 2 Strategic Consideration 3 4 GDI Q2 2008 Earnings Transaction Overview

CompAir at a Glance Primary production facilities worldwide 6 Employees worldwide ~1,800 FY 2008 Revenues £265 million (1) FY 2008 Revenues from Europe and Asia ~75% (2) Source: CompAir Holdings Limited audited financial statements for the twelve-month period ended March 31, 2008, which were prepared in accordance with U.K. generally accepted accounting practice CompAir management estimate FY 2008 Revenues derived from Aftermarket ~30% (2)

A portfolio of market leading brands Source: CompAir management CompAir Industrial Hydrovane Reavell Brands Products End Markets General engineering Food and beverage Pharmaceutical and medical Mining and construction Power plants General engineering Original equipment manufacturing Transit Snow making Co-generation CNG refueling applications Industrial air and gas applications Breathing air Marine, naval, and defense

CompAir's Geographic Footprint

CompAir Gardner Denver



Austria
France
Italy
Poland
Serbia
Russia
Germany
Switzerland
Spain
UK
Canada
Redditch
Ipswich
Simmern
USA
Ocala
China
Korea
Shanghai
Taiwan
Hong Kong
Dubai
Singapore
Sao Paulo
Brazil
South Africa
Australia
6 Production Facilities
21 Sales Offices
50 Branch Offices

Source: CompAir management

6

Proforma Revenues by Customer Location Source: Gardner Denver actual results for the twelve months ended Dec. 31, 2007 and CompAir Holdings Limited Report and Accounts for the fiscal year ended March 31, 2008 A stronger GDI business base in Europe and Asia

Agenda 1 CompAir Business Overview 2 Strategic Consideration 3 4 GDI Q2 2008 Earnings Transaction Overview

12 months-ended Mar 31 Financials (1) Although improved, integration activities can significantly enhance CompAir's profitability Source: CompAir Holdings Limited audited financial statements for the twelve-month periods ended March 31, 2008 and 2007, which were prepared in accordance with U.K. generally accepted accounting practice Before exceptional items, interest, minority interests, and taxes (£ in millions) FY 2007 FY 2008 Revenues £247.0 £265.1 Operating Profit (2) £9.6 £16.1 Operating Profit (2) % 3.9% 6.1% Depreciation & Amortization £3.1 £3.1

Acquisition Rationale Complementary product lines Oil-free compressor technologies High-pressure breathing air, CNG and rotary vane compressors Continued diversification of GDI's geographic footprint CompAir is strong in Europe and Asia Significant opportunities for future margin expansion Lean, operational excellence Strong synergy opportunities

Acquisition Synergies Product and Manufacturing Synergies Opportunity to focus European manufacturing footprint Broaden availability of combined product technologies Purchasing and Logistics Savings Best practices approach throughout the world Leverage purchased material volume Manufacturing Capabilities in China Further access to high-growth market Accelerate low cost sourcing opportunities Overhead Expense Synergies Administrative expense savings Opportunities to leverage ERP systems and streamline activities

Agenda 1 CompAir Business Overview 2 Strategic Consideration 3 4 GDI Q2 2008 Earnings Transaction Overview

Overview of Acquisition Enterprise value = £197.5 million Combination of cash and assumed debt Projected to close in Q4 2008 Subject to regulatory approval Not contingent upon financing New syndicated credit facilities in process Excess available cash

Agenda 1 CompAir Business Overview 2 Strategic Consideration 3 4 GDI Q2 2008 Earnings Transaction Overview

Investor Conference Call to Discuss: Acquisition of CompAir Holdings Limited Second Quarter, 2008 Earnings July 24, 2008